                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No.   ]

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                        Peekskill Financial Corporation
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                  [PEEKSKILL FINANCIAL CORPORATION LETTERHEAD]




                                                     May 17, 1996




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Peekskill Financial Corporation (the "Company"), we cordially invite you to attend a Special Meeting of Stockholders of the Company. The meeting will be held at 3:30 p.m., Peekskill, New York time, on July 3, 1996 at the Main office of the Company located at 1019 Park Street, Peekskill, New York 10566.

         An important aspect of the meeting process is the stockholder vote on corporate business items. We urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan and the 1996 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality directors and management. Accordingly, your Board of Directors unanimously recommends that you vote "For" both of the proposals.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                                     Sincerely,





                                                     Eldorus Maynard
                                                     Chairman of the Board and
                                                      Chief Executive Officer

                         Peekskill Financial Corporation
                                1019 Park Street
                            Peekskill, New York 10566
                                 (914) 737-2777


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be Held on July 3, 1996


         Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Peekskill Financial Corporation (the "Company") will be held at the Main office of the Company located at 1019 Park Street, Peekskill, New York 10566, at 3:30 p.m., Peekskill, New York time, on July 3, 1996.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The ratification of the adoption of the Company's 1996 Stock Option and Incentive Plan;

         2. The ratification of the adoption of the Company's 1996 Recognition and Retention Plan;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on May 10, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            Eldorus Maynard
                                            Chairman of the Board and
                                            Chief Executive Officer



Peekskill, New York
May 17, 1996



- - -------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
- - -------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         Peekskill Financial Corporation
                                1019 Park Street
                            Peekskill, New York 10566
                                 (914) 737-2777

                         SPECIAL MEETING OF STOCKHOLDERS
                                  July 3, 1996


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peekskill Financial Corporation (the "Company"), the parent company of First Federal Savings Bank ("First Federal" or the "Bank"), of proxies to be used at the Special Meeting of Stockholders of the Company (the "Meeting") which will be held at the Main office of the Company located at 1019 Park Street, Peekskill, New York 10566 on July 3, 1996, at 3:30 p.m., Peekskill, New York time, and all adjournments of the Meeting. The accompanying Notice of Special Meeting and this Proxy Statement are first being mailed to stockholders on or about May 17, 1996.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to ratify the adoption of the Peekskill Financial Corporation 1996 Stock Option and Incentive Plan (the "Stock Option Plan") and the Peekskill Financial Corporation 1996 Recognition and Retention Plan (the "RRP").

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of Special Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Proposals to ratify the adoption of the Stock Option Plan and the RRP require the affirmative vote of a majority of shares entitled to vote at the Meeting. Proxies marked to abstain with respect to any proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to William LaCalamito, Corporate Secretary, Peekskill Financial Corporation, 1019 Park Street, Peekskill, New York 10566.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on May 10, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 4,099,750 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's board of directors, (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) during the fiscal period ended June 30, 1995 (the "Named Officers"); and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                                           Shares
                                                                                        Beneficially
                                                                                          Owned at         Percent
                                 Beneficial Owner                                      March 15, 1996     of Class
                                 ----------------                                      --------------     --------
Principal Owners
- - ----------------

Peekskill Financial Corporation Employee Stock Ownership Plan(1)                           327,980         8.00%
1019 Park Street
Peekskill, New York  10566

Thomson, Horstmann & Bryant, Inc.(2)                                                       240,000         5.85
Park 80 West, Plaza Two
Saddle Brook, NJ  07663

Directors and Named Officers(3)
- - -------------------------------

Eldorus Maynard, Chairman of the Board and                                                  14,415          .35
 Chief Executive Officer

William LaCalamito, President and                                                           14,791          .36
  Chief Operating Officer and Director

Dominick Bertoline, Director                                                                11,336          .28

Edward H. Dwyer, Director                                                                   25,776          .63

John Patrick Fay, Director                                                                  15,177          .37

Robert E. Flower, Director                                                                  22,500          .55

Directors and executive officers of the Company and the Bank, as a group
(6 persons)(4)                                                                             103,995         2.54

- - ------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), none of which have been allocated to accounts of participants. First Bankers Trust, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) Amount shown is as reported on Schedule 13G by Thomson, Horstmann & Bryant, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 on January 12, 1996. Such corporation reported sole voting power over 148,100 shares, shared voting power over 3,500 shares, sole dispositive power over 240,000 shares and no shared dispositive power.
(3) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported exclude shares proposed to be awarded to such individuals pursuant to the Stock Option Plan and the RRP, subject to the ratification of such plans by stockholders at the Meeting.
(4) The address of each Director and Named Officer is the same as that of the Company.

Director Compensation

         The Board of Directors of the Company are paid a fee of $500 for each Board meeting. The Board of Directors are also paid a fee of $500 for each regular meeting of the Bank's Board. Executive Committee Members also receive $150 per month for attendance at Executive Committee Meetings.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid to the Named Officers for services in all capacities to the Company for the fiscal year ended June 30, 1995.


                                                           Summary Compensation Table
- - ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Long-Term
                                                         Annual Compensation                 Compensation
                                                                                                Awards
                                            ---------------------------------------   --------------------------
                                                                                                      Options/
                                                                                                       Stock
                                                                                       Restricted   Appreciation        All Other
                                                                     Other Annual         Stock        Rights         Compensation
  Name and Principal Position    Year(1)   Salary($)    Bonus($)   Compensation($)(2)   Award($)(3)  ("SARs")(#)(4)       ($)(5)
- - ------------------------------- --------- ------------ ----------  ------------------  -----------  ---------------  --------------
Eldorus Maynard, Chairman of      1995    108,875(6)     7,807           $ ---            $ ---         ---/---             $6,641
the Board and Chief Executive
Officer

William LaCalamito,               1995      98,798       7,500           $ ---            $ ---         ---/---             $6,379
President and Chief
Operating Officer
- - ------------------------------- --------- ------------ ----------  ------------------  -----------  --------------  --------------

- - ------------
(1) In accordance with the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, Summary Compensation information is excluded for the years ended June 30, 1994 and 1993, as the Bank was not a public company during such periods.

(2) Neither Mr. Maynard nor Mr. LaCalamito received additional benefits or perquisites which, in the aggregate, exceeded 10% of their salary and bonus.

(3) Pursuant to the proposed RRP, the Company intends to grant to Messrs. Maynard and LaCalamito 40,997 shares each of restricted stock, subject to stockholder ratification of the RRP. For additional information regarding the terms of this award, see "Proposal II - Ratification of the 1996 Recognition and Retention Plan."

(4) Pursuant to the proposed Stock Option Plan, the Company intends to grant to Messrs. Maynard and LaCalamito options to purchase 102,494 shares each of common stock subject to stockholder ratification of the Stock Option Plan. For additional information regarding the terms of this award, see "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan."

(5) Amount includes company matching contribution accrued to Messrs. Maynard and LaCalamito's accounts under the Bank's 401(k) Plan.

(6)      Amounts include directors fees paid to Mr. Maynard of $6,000.

Employment Agreements

         The Bank has entered into employment agreements with Eldorus Maynard and William LaCalamito. The agreements have been filed with and approved by the OTS as part of the application of the Holding Company to become a savings and loan holding company. The agreements have initial terms of three years and provide for annual extensions, subject to a performance evaluation by disinterested members of the Board of Directors of the Holding Company. The employment agreements require the payment of the employees' annual salaries, bonuses and benefits from the Holding Company and the Bank for the remaining term of the contract unless the employee dies, voluntarily resigns or is terminated for cause.

         The employment agreements provide for payment to the employee (in addition to, if applicable, his salary, bonus and benefits for the remainder of the term of the contract) of an amount equal to 299% of the employee's compensation in the event that his employment terminates (whether voluntarily or otherwise) in connection with a "change in control" of the Bank or the Holding Company or within eighteen months thereafter. For the purposes of the employment agreements, a "change in control" is defined to include, among other things, any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered upon the acquisition or control of 10% of the Company's common stock. Based on their current salaries, if the employment of Messrs. Maynard and LaCalamito had been involuntarily terminated as of June 30, 1995 under circumstances entitling them to severance pay as described above, they would have been entitled to receive cash payments of as much as $695,000 and $665,000, respectively, depending on the remaining term of the agreements.

         Supplemental Executive Retirement Agreements. The Bank has entered into a non-qualified Supplemental Executive Retirement Agreement (a "SERA") with Chairman and Chief Executive Officer Maynard to provide him with a supplemental retirement benefit equal to what would have been provided to him under the Retirement Income Plan but for the limitations contained in Sections 401, 414 and 415 of the Code. In addition, the Bank has entered into a SERA with President LaCalamito. Under this SERA, the Bank will provide for payment of a monthly supplemental retirement benefit equal to up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. Such benefit shall be payable upon normal retirement at age 65 or, under certain circumstances, age 55 if his termination is without cause. Upon the employee's death, 50% of the amount payable under the Agreement shall be payable to his spouse until her death.

         The Bank may also establish an irrevocable grantor trust in connection with the SERAs. This trust will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERAs. Under such circumstances, the SERA participants would have only the rights of unsecured creditors with respect to the trust's assets, and would not recognize income with respect to benefits provided by the SERA until such benefits are received by the participants. The assets of the grantor trust will be considered part of the general assets of the Bank and will be subject to the claims of the Bank's creditors in the event of the Bank's insolvency. Earnings on the trust's assets will be taxable to the Bank. The trustee of the trust may invest the trust's assets in the Company's stock.

         The Agreements described above are unfunded and all obligations arising thereunder are payable from the general assets of the Bank.

         No options or stock appreciation rights were granted or exercised during the 1995 Fiscal Period. See "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan" for information regarding awards intended to be made in 1996, subject to stockholder ratification of the Stock Option Plan at the Meeting.

Benefit Plans

         General. First Federal currently provides insurance benefits to its employees, including health, life, dental, short and long term disability and major medical, subject to certain deductibles and copayments by employees.

         Savings and Investment Plan. The Bank maintains a Savings and Investment Plan for the benefit of its employees (the "401(k) Plan"). The Plan and its related Trust comply with the applicable provisions of Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986. An employee is eligible to participate in the Plan after completing three months of service.

         Participants are permitted to make salary reduction contributions to the 401(k) Plan of between 2% and 16% of the participant's annual salary. Each participant's salary reduction contribution is matched by the Bank in an amount equal to 100% of the participant's salary reduction contribution up to a maximum of 6% of the participant's compensation for the payroll period.

         The Bank's contributions to the 401(k) plan on behalf of an employee vest to that employee in the amount of 20% for each succeeding year up to five years, after which the employee is fully vested. Participants' contributions to the 401(k) Plan are fully and immediately vested. Withdrawals are not permitted before age 59 and six months except in the event of death, disability, termination of employment or reasons of proven financial hardship. Upon termination of employment, the participant's account will be distributed, unless he or she elects to defer the payment.

         The funds included in the 401(k) Plan are invested at the direction of the participant into one of the investment options available under the 401(k) Plan. Changes in investment directions among the funds are permitted on a quarterly basis pursuant to procedures established by the Plan Administrator. Each participant receives a quarterly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf.

         Retirement Income Plan. The Bank sponsors a Retirement Income Plan for its employees (the "Retirement Plan"). This non-contributory defined benefit retirement plan covers all employees who have completed one year and 1,000 hours of service and have attained age 18.

         The Retirement Plan is funded solely by contributions made by the Bank. The Bank's contribution to the Pension Plan for the plan year ended December 31, 1995 was $61,547. Employees become fully vested after 5 years of service or after attaining age 65.

         A participant may receive upon normal retirement either a lump sum payment or a level monthly benefit payment. The normal retirement age is 65 and the early retirement age is under most circumstances after age 55. Employees who terminate employment after becoming vested will be eligible to receive a pension benefit.

         Normal retirement benefits are equal to 50% of: (i) average earnings (not to exceed $150,000 adjusted annually for the cost of living) for any three consecutive calendar years during the ten years prior to termination, retirement, or death multiplied by (ii) the ratio of number of years credited service (up to a maximum of 15 years) to 15 or (iii) the ratio which the number of years of credited service bears to the greater of 15 years or the number of years of credited service an employee would have had at normal retirement date had his service not ceased.

         The following table illustrates annual pension benefits payable upon retirement, which are not subject to offset for Social Security payments, based on various levels of compensation and years of service and assuming payment in the form of a straight-line annuity.

                                                                              Years of Service
      Average Annual                          ------------------------------------------------------------------------
       Compensation                                10         15         20        25         30        35        40
- - -------------------------                     ---------- ----------- --------- ---------- ---------- -------- --------

        $ 40,000..............................   $13,333     20,000    20,000    20,000     20,000    20,000    20,000
          60,000..............................    20,000     30,000    30,000    30,000     30,000    30,000    30,000
          80,000..............................    26,667     40,000    40,000    40,000     40,000    40,000    40,000
         100,000..............................    33,333     50,000    50,000    50,000     50,000    50,000    50,000
         120,000..............................    40,000     60,000    60,000    60,000     60,000    60,000    60,000
         140,000..............................    46,667     70,000    70,000    70,000     70,000    70,000    70,000
         160,000..............................    53,333     80,000    80,000    80,000     80,000    80,000    80,000


                 At June 30, 1995, Messrs. Maynard and LaCalamito had 37.2, and
6.7 years of credited service under the Plan, respectively.

         Employee Stock Ownership Plan. Effective as of December 29, 1995, the Company established the ESOP. The ESOP, which invests primarily in common stock of the Company, is designed to qualify as a stock bonus plan under Section 401(a) of the Code and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The ESOP was capitalized with a loan from the Company.

         The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors, but not less than the amount needed to pay any currently maturing obligations under loans made to the ESOP. These contributions would be allocated among all eligible participants in proportion to their compensation. The Bank will not make contributions if such contribution would cause the Bank to violate its regulatory capital requirements. Contributions credited to a participant's account become fully vested upon such participant's completing five years of service. With certain limitations, participants may make withdrawals from their accounts while actively employed. The vested portion of a participant's account will be distributed upon his termination of employment or attainment of age 65, whichever is the last to occur.

         Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of common stock held in their account. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

         The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

      PROPOSAL I - RATIFICATION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN

General

         Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with OTS regulations, however, the OTS has not endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

         The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" herein, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 409,975 shares of the Common Stock (10% of the shares issued in the Bank's conversion to stock form). Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 296,984 shares of Common Stock will be awarded, which will leave available 112,991 shares for future awards.

         The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

         In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

         Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan vest at a rate of at least one-fifth of the initial award per year, subject to the participant maintaining continuous service to the Company or its subsidiaries from the date of grant.

         Pursuant to OTS regulations, each non-employee director of the Company and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30% of the total shares subject to the Stock Option Plan, respectively. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

         Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Bertoline, Dwyer, Fay and Flower have been appointed as the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes approximately 26 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

         The term of stock options may not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Compensation Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Compensation Committee, in the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full and remain exercisable for a period of three months from the date of such disability. Unless otherwise provided by the Compensation Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Compensation Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

         The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Compensation Committee, shares of Common Stock, or a combination of both.

         The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 20,499 shares of Common Stock to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the Stock Option Plan. In addition, the Stock Option Plan provides for the grant of a non-qualified stock option to purchase 20,499 shares to each director of the Company who is not an employee elected subsequent to stockholder ratification of the Stock Option Plan, subject to availability. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

         The Compensation Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the

Compensation Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. Notwithstanding the foregoing, no SAR may be exercisable by a director, Senior Officer (as defined below) or Ten Percent Beneficial Owner (as defined below) of the Company within six months of the date of its grant.

         "Senior Officer" means the Company's president, principal financial officer or principal accounting officer, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company's affiliates shall be deemed Senior Officers of the Company if they perform such policy-making functions for the Company. "Ten Percent Beneficial Owner" means the beneficial owner of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         SARs will require an expense accrual by the Company each year for the appreciation on the SARs which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price.

Limited Stock Appreciation Rights

         Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

         Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in OTS regulations, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Company within six months of the date of its grant.

Effect of Merger and Other Adjustments

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

         In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted at least six months prior to such event will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with OTS regulations, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iv) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

         (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

         (2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in
Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000 and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

         (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

         (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

         (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

         The following table presents information at May 10, 1996 with respect to the number of awards of options which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Named Officers, (ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company and the Bank as a group and (iv) all non-executive officer employees of the Company or the Bank as a group. On May 10, 1996, the closing price for the Common Stock as quoted on the Nasdaq National Market System was $11.375 per share.

                                        1996 STOCK OPTION AND INCENTIVE PLAN
====================================================================================================================
                           Name and Position                     Dollar Value(1)       Number of Shares
                           -----------------                     ---------------       ----------------
Eldorus Maynard, Chairman of the Board, and
 Chief Executive Officer.......................................     $ ---                  102,494
William LaCalamito, President and Chief Operating Officer .....       ---                  102,494
Executive Group (2 persons)....................................       ---                  204,988
Non-Executive Director Group (4 persons).......................       ---                   81,996
Non-Executive Officer Employee Group (2 persons)...............       ---                   10,000
====================================================================================================================

(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

         Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.


      PROPOSAL II - RATIFICATION OF THE 1996 RECOGNITION AND RETENTION PLAN

General

         Establishment and implementation of the RRP is subject to ratification by stockholders. The RRP is in compliance with OTS regulations, however, the OTS has not endorsed or approved the RRP and no written or oral representation to the contrary is made hereby.

         The RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the RRP will ratify the awards proposed thereunder and as described in "Awards under the RRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the RRP. Pursuant to the RRP, 163,990 shares of Common Stock (or 4.0% of the shares sold in the Bank's conversion to stock form), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. Management currently intends, to the extent practicable and feasible, to fund the RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP the interests of current stockholders will be diluted. Assuming all RRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.85%. Upon ratification of the RRP by stockholders, it is proposed that an aggregate of 119,790 shares of Common Stock will be awarded to directors and officers of the Company and the Bank, which will leave 44,200 shares available for future awards.

         Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

Principle Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the terms of the RRP and applicable OTS regulations, as the Compensation Committee shall determine.

         The RRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the RRP. See "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP, which currently includes eligible participants of approximately 26 persons.

         The RRP provides that RRP Shares used to fund awards under the RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any RRP Shares which are forfeited will again be available for issuance under the RRP.

         As required by OTS regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee at the time of grant, provided that no award may vest earlier than one year from the date of stockholder approval of the RRP and shall not vest at a rate in excess of 20% of the initial award per year except in the event of death or disability. Pursuant to the terms of the RRP, no director who is not an employee of the Company shall be granted awards with respect to more than 5% of the total shares subject to the RRP. All non-employee directors of the Company, in the aggregate, may not be granted awards with respect to more than 30% of the total RRP Shares and no individual shall be granted awards with respect to more than 25% of the total RRP Shares. It is intended that no award granted to an executive officer of the Company or its affiliates shall vest in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Bank fails to meet all of its fully phased-in capital requirements.

         Subject to compliance with OTS regulations, the Compensation Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to maintain continuous service with the Company or the Bank by reason of death or disability, RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company.

         Holders of RRP Shares may not vote or sell, assign, transfer, pledge or otherwise encumber any of the RRP Shares during the restricted period. During the restricted period, RRP Shares will be voted by an independent trustee and not by the holder of such shares. In addition, all dividends declared and paid on RRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier to lapse of the restrictions on such shares or the death or disability of the participant.

         Finally, the RRP provides for an award of 8,199 shares to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the RRP. In addition, the RRP provides for an award equal to 8,199 shares to each non-employee director of the Company elected subsequent to stockholder ratification of the RRP, subject to availability and the limitation discussed below. In addition, no RRP Shares granted to a director who is not full-time employee shall be earned in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Bank fails to meet all of its fully phased-in capital requirements.

Adjustments Upon Changes in Capitalization

         RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

         Holders of RRP Shares will recognize ordinary income on the date that the RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the RRP Shares. Holders of RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

Amendment to the RRP

         The Board of Directors of the Company may amend, suspend or terminate the RRP or any portion thereof at any time, subject to OTS Regulations, but no amendment shall be made without the approval of the stockholders of the Company which shall, (i) increase the aggregate number of shares with respect to which awards may be made under the RRP (except pursuant to Section 4 of the RRP), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the RRP or (iv) change the class of persons eligible to participate in the RRP; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the RRP.

Awards Under the RRP

         The following table presents information at May 10, 1996 with respect to the number of RRP Shares which are currently intended to be granted under the RRP, subject to stockholder ratification of the RRP, to (i) the Named Officers,
(ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company or the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank as a group.

                                        1996 RECOGNITION AND RETENTION PLAN
====================================================================================================================

                         Name and Position                          Dollar value(1)   Shares of Restricted Stock
                         -----------------                          ---------------   --------------------------
Eldorus Maynard, Chairman of the Board, and Chief
 Executive Officer.................................................     $466,341                40,997
William LaCalamito, President and Chief Operating Officer..........      466,341                40,997
Executive Group (2 persons)........................................      932,682                81,994
Non-Executive Director Group (4 persons)...........................      373,055                32,796
Non-Executive Officer Employee Group (2 persons)...................       56,875                 5,000
====================================================================================================================

(1) Assumes an aggregate market value of the RRP Shares based on the closing price of the Common Stock of $11.375 as reported on the Nasdaq National Market System on May 10, 1996.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1996 RECOGNITION AND RETENTION PLAN.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 1019 Park Street, Peekskill, New York 10566, a reasonable time before the solicitation of proxies for such meeting is made. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee not to exceed $4,000, plus out-of-pocket expenses, not to exceed $2,000. In addition, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Peekskill, New York
May 17, 1996

                                                                   Exhibit A

                         PEEKSKILL FINANCIAL CORPORATION

                      1996 STOCK OPTION AND INCENTIVE PLAN


      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, offi cers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

      2.  Definitions.  The following definitions are applicable to the Plan:

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

      "Bank" - means First Federal Savings Bank and any successor entity.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee referred to in Section 3 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with re spect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

      "Corporation" - means Peekskill Financial Corporation, a Delaware corporation.

      "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to
Section 19 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

      "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

      "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

      "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

      "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

      "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

      "Option" - means an Incentive Stock Option or a Non-Qualified Stock
Option.

      "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

      "Plan" - means the 1996 Stock Option and Incentive Plan of the
Corporation.

      "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

      "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

      "Shares" - means the shares of common stock of the Corporation.

      "Senior Officer" - means the Corporation's president, principal financial officer or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

      "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

      "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

      5. Shares Subject to Plan. Subject to adjustment by the operation of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred. Any award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death or disability.

      In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

      6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condi tion of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

      Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

      7.     Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such ap propriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death or disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

      8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

      9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exer cisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

      10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. ss. 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

      A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Re lated Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

      For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

      11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

      12. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

      14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

      16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

      17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall, (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section 11), (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      18. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

      19. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation and each advisory director and director emeritus of the Bank at the time of stockholder ratification of this Plan who is not an Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase 20,499 shares at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. In addition, subject to availability, each non-employee director of the Corporation elected subsequent to the date of stockholder ratification of the Plan is hereby granted as of the date he or she is elected and qualified a ten-year Non-Qualified Stock Option to purchase 20,499 shares at an Exercise Price equal to the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant. All Options granted pursuant to this Section 19 shall be rounded down to the nearest whole share to the extent necessary to ensure that no Options to purchase stock representing fractional shares are granted.

      20. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                                                                     Exhibit B

                         PEEKSKILL FINANCIAL CORPORATION

                       1996 RECOGNITION AND RETENTION PLAN


      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

      2.    Definitions.  The following definitions are applicable to the Plan:

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Award" - means the grant of Restricted Stock pursuant to the terms of
Section 13 of the Plan or by the Committee, as provided in the Plan.

      "Bank" - means First Federal Savings Bank, a savings institution and its successors.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

      "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

      "Corporation" - means Peekskill Financial Corporation, a Delaware corporation.

      "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would render such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

      "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the

Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to
Section 12 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

      "Plan" - means the 1996 Recognition and Retention Plan of the Corporation.

      "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

      "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

      3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to OTS regulations.

(a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than five years, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (e) of this Section 3 and
      Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder (including but not limited to the right to receive all dividends paid on such vested shares and the right to vote such vested shares). The Committee shall have the authority, in its discretion, subject to compliance with OTS regulations, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) If a Participant ceases to maintain Continuous Service for any reason (other than death, or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this
      Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, or disability, then Restricted Stock still subject to restrictions imposed by paragraph (a) of this
      Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1996 Recognition and Retention Plan of Peekskill Financial Corporation. Copies of such Plan are on file in the offices of the Secretary of Peekskill Financial Corporation, 1019 Park Street, Peekskill, New York 10566.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation for the account of the Participant until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this
      Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability.

(f)   At the expiration of the restrictions imposed by paragraph (a) of this
      Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
      (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to with OTS regulations to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan under a quantifiable formula established by the Board of Directors and based on the Corporation's performance; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      7. Shares Subject to Plan. Subject to adjustment by the operation of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Bank's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred. Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one year anniversary of the date of grant, except in the event of death or disability in which case all unvested shares shall vest immediately.

      In the event that Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      8. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

      9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall withhold from any payment or distribution made under this Plan sufficient Shares to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      10. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

      11. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

      12. Director Awards. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation, who is not a full-time employee, is hereby granted an Award equal to 8,199 shares of Common Stock. In addition, each director elected subsequent to the Conversion shall be issued, as of the date he is elected and qualified, an Award equal to 8,199 shares of Common Stock, subject to availability. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 12 shall be rounded down to the nearest whole share to the extent necessary to ensure that no shares of Restricted Stock representing fractional shares are issued. Each of the Awards granted in this
Section 12 shall be earned in five equal annual installments, with the first installment vesting on the one-year anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its affiliates, provided, however, no Award shall be earned in any fiscal year in which the Bank fails to meet all of its regulatory capital requirements.

|----| PLEASE MARK VOTES                                      REVOCABLE PROXY
|  X | AS IN THIS EXAMPLE                     PEEKSKILL FINANCIAL CORPORATION
|----| SPECIAL MEETING OF STOCKHOLDERS

                                  JULY 3, 1996

The undersigned hereby appoints the Board of Directors of Peekskill Financial Corporation (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock, with $.01 par value, of the Company which the undersigned is entitied to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at 1019 Park Street, Peekskill, New York at the date and time specified in the Proxy Statement, and at any and all adjournments or postponements thereof, as follows:

                                                   For     Against    Abstain
I.  Ratification of the adoption of the 1996    -------    -------    -------
    Stock Option and Incentive Plan.            |      |   |     |    |     |
                                                |      |   |     |    |     |
                                                -------    -------    -------

II. Ratification of the adoptionof the 1996     -------    -------    -------
    Recognition and Retention Plan              |      |   |     |    |     |
                                                |      |   |     |    |     |
                                                 -------   -------    -------


    In their discretion upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
PROPOSITIONS.

- - ----------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSITIONS
STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS
PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST
JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS
OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- - -----------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Special Meeting and a Proxy Statement.

   Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator trustee or guardian, please give your full title. If shares are held jo ntly, each holder should sign.


                                                -----------------------------
                                                | Date                      |
            Please be sure to sign and date     |                           |
               this Proxy in the box below.     |                           |
- - -----------------------------------------------------------------------------
|                                                                           |
|                                                                           |
|                                                                           |
 ------ Stockholder sign above ---------  Co-holder (if any) sign above -----

- - ------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

   Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.


- - -----------------------------------------------------------------------------
            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
- - -----------------------------------------------------------------------------